EX-33.20


(logo) WELLS FARGO

Commercial Mortgage Servicing

P.O. Box 31388, Oakland, CA 94604
1901 Harrison St., 2nd Floor
Oakland, CA 94612

Tel: 800 986 9711


Management's Assessment

Management of Wells Fargo Commercial Mortgage Servicing, a division of Wells Fargo Bank, National Association, (the "Company") is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of commercial loans (the "Platform"), except for servicing criteria 1122(d)(1)(iii), 1122(d)(3)(i)(B-D), 1122(d)(3)(ii-iv), and 1122(d)(4)(xv),
which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the year ended December 31, 2013. Appendix A identifies the commercial mortgage pools and other structures involving the commercial loans constituting the Platform. Appendix B identifies the applicable servicing criteria with respect to the Platform.

With respect to servicing criteria 1122(d)(4)(xi) and 1122(d)(4)(xii), the Company performs applicable activities covered by these criteria, with respect to the Platform, except the Company has engaged various vendors to perform certain tax payment activities. Such vendors have provided separate Regulation AB Item 1122 management assessments and attestations for such activities.

With respect to applicable servicing criterion 1122(d)(4)(iii), there were no activities performed during the year ended December 31, 2013 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

With respect to servicing criteria 1122(d)(1)(i), 1122(d)(3)(i)(A), 1122(d)(4)(i), and 1122(d)(4)(vi), the Company has engaged various vendors to perform the activities required by these servicing criteria. The Company's management has determined that none of these vendors is considered a "servicer" as defined in Item 1101(j) of Regulation AB, and the Company's management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by Interpretation 17.06 of the SEC Division of Corporation Finance Manual of Publicly Available Telephone Interpretations ("Interpretation 17.06"). The Company has policies and procedures in place designed to provide reasonable assurance that the vendors' activities comply in all material respects with the servicing criteria applicable to each vendor. The Company's management is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the vendors and related criteria.

The Company's management has assessed the Company's compliance with the applicable servicing criteria as of and for the year ended December 31, 2013. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB. Based on such assessment, management believes that, as of and for the year ended December 31, 2013, the Company has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform. KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to management's assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2013.

(logo) Together we'll go far


(page)


March 7, 2014

/s/ Daniel E. Bober
Daniel E. Bober
Executive Vice President,
Commercial Mortgage Servicing
Wells Fargo Bank, National Association


(page)


APPENDIX A

COMMERCIAL MORTGAGE POOLS AND OTHER STRUCTURES


2001-CMLB-1
1345FB2005
1997-WF1
1998-WF1
1999-LIFE1
BANC OF AMERICA COMM MTG 2006-1
BANC OF AMERICA COMM MTG 2005-6
BANC OF AMERICA COMM MTG 2006-2
BANC OF AMERICA COMM MTG 2006-5
BACM2007-1
BANC OF AMERICA COMM MTG 2007-3
BA-FUNB 2001-3
BEAR 1999-C1
BS01TOP2
BSC00WF1
BSC00WF2
BSC01TP4
BSC02TP6
BSC03PWR2
BSC04PWR3
BSC04PWR4
BSC04PWR5
BSC04PWR6
BSC05PWR10
BSC05PWR7
BSC05PWR8
BSC05PWR9
BSC06PWR11
BSC06PWR12
BSC06PWR13
BSC06PWR14
BSC07PWR15
BSC07PWR16
BSC07PWR17
BSC07PWR18
BSC99WF2
BSCM02TOP8
BSCM03TOP10
BSCM03TOP12
BSCM04TOP14
BSCM04TOP16
BSCM05TOP18
BSCM06TOP22
BSCM06TOP24
BSCM07TOP26
BSCM07TOP28
BSCMS05TOP20
CITIGROUP CMT 2004 C1
CITIGROUP 2005 C3
CITIGROUP 2006 C5
CITIGROUP 2007-C6
COUNTRYWIDE 2007-MF1
CITIGROUP 2012-GC8
CD 2006-CD2
CD 2006-CD3
CD 2007-CD4
CD 2007-CD5
CGCMT 2013-GC15
CGCMT 2013-GC17
CITIGROUP 2013-GCJ11
CHASE 1999-2
CHASE 2000-2
CHASE 2000-3
CHASE-FUNB 1999-1
CMAT 1999 C1
COBALT 2006-C1
COBALT 2007-C2
COBALT 2007-C3
COMM07FL14 (NONPOOLED)
COMM 2009-K3
COMM 2009-K4 PRIMARY
COMM 2010-C1
COMM 2012-CCRE1
COMM 2012-CCRE2
COMM 2012-CCRE3
COMM 2012-CCRE4
COMM 2012-LC4
COMM 2013-CCRE10
COMM 2013-CCRE12
COMM 2013-CCRE13
COMM 2013-CCRE6
COMM 2013-FL3
CSFB 2006-C2
CSCMT 2007-C2
CSCMT 2007-C2
CSCMT 2007-C3
CSCMT 2007-C3
CSCMC 2007-C4
CS FIRST BOSTON 1997 C2
CSF99C01
CSFB94CFB1
CS FIRST BOSTON 1997 C1
CS FIRST BOSTON 1998 C2
DBUBS 2011-LC1
DBUBS 2011-LC2
DBUBS 2011-LC3
DDR I 2009-DDR1
DLJ 1998-CGl
DLJ 1999-CGl
DLJ 1999-CG2
DLJ I999-CG3
FREMF 2010-K6 PRIMARY ONLY
FREMF 2010-K7
FREMF 2010-K8
FREMF 2010-K9
FREDDIE MAC 2010 K-SCT
FREMF 2011-K10 - PRIMARY ONLY
FREMF 2011-K11
FREMF 2011 K12 PRIMARY ONLY
FREMF 2011-K13
FREMF 2011-K14 PRIMARY ONLY
FREMF 2011-K15
FREMF 2011-K16 - PRIMARY ONLY
FREMF 2011-K701
FREMF 2011-K702
FREMF 2011-K703
FREMF 2011-K704
FREMF 2011-KAIV PRIMARY ONLY
FREMF 2012-K17 PRIMARY AND SPECIAL
FREMF 2012-K18 - PRIMARY ONLY
FREMF 2012-K19 PRIMARY ONLY
FREMF 2012-K20
FREMF 2012-K21 - PRIMARY ONLY


(page)


FREMF 2012-K22 (PRIMARY ONLY)
FREMF 2012-K23
FREMF 2012-K501 - PRIMARY ONLY
FREMF 2012-K705 - PRIMARY ONLY
FREMF 2012-K706
FREMF 2012-K707
FREMF 2012-K708
FREMF 2012-K709 - PRIMARY ONLY
FREMF 2012-K710 PRIMARY ONLY
FREMF 2012-K7ll
FREMF 2012-KP01 PRIMARY ONLY
FREMF 2013-K24 (PRIMARY ONLY)
FREMF 2013-K26
FREMF 2013-K26
FREMF 2013-K27
FREMF 2013 K28 (PRIMARY)
FREMF 2013 K29 (MASTER)
FREMF 2013 K29 (MASTER)
FREMF 2013 K30 MASTER
FREMF 2013-K31
FREMF 2013 K32 PRIMARY ONLY
FREMF 2013-K33
FREMF 2013-K33
FREMF 2013-K34
FREMF 2013-K34
FREMF 2013-K35 (PRIMARY)
FREMF 2013-K502 - PRIMARY ONLY
FREMF 2013-K712 PRIMARY ONLY
FREMF 2013 K713
FREMF 2013 KF02 PRIMARY ONLY
FREMF 2013 KF02 PRIMARY ONLY
FREMF 2013-KS01 PRIMARY
FREMF 2013-K25
FUNB-BA 2001 C1
FULB 1997 C2
FUNB 1999 C4
FUNB 2000 C1
FUNB 2000 C2
FUNB 2001 C2
FUNB 2001 C3
FUNB 2001 C4
FUNB 2002 C1
FUNB99C1
FUNB/CHASE 1999 C2
GREENWICH CCFC 2002 C1
GREENWICH CCFC 2003-C1
GREENWICH CCFC 2003-C2
GREENWICH CCFC 2004-GG1
GREENWICH CCFC 2005-GG5
GREENWICH CCFC 2007-GG11
GREENWICH CCFC 2007-GG9
GE 2002 C2
GECC 2000-1
GECC 2001-1
GECC 2001-3
GECC 2002-1
GECC 2002-3
GECC 2003-C2
GECMC 2004 C2
GE 2006 C1
GECMC 2007-C1
GECMC 2007-C1
GOLDMAN 2007-GG10
GSMS 2010-C2
GSMS 2011-GC3
GSMS 2011-GC5
GSMS 2012-GCJ7
GSMS 2012-GCJ9
GSMS 2013-GC10
GSMS 2013-GC13
GSMS 2013-GCJ12
GSMS 2013-GCJ14
GSMS 2013-GCJ16
GSMSC04GG2
GOLDMAN 2006-GG6
GOLDMAN 2006-GG8
GOLDMAN 2006-GG8
GSMSC 2010-C1
GOLDMAN 2010-K5 - PRIMARY ONLY
HMAC 1999 PH1
IRVINE CORE OFFICE TRUST 2013-IRV
JPM05LDP3
JPM06CIBC15
JPM06CIBC17
JPM07CIBC19
JPM08C2
JPM2006LDP8
JPM2007LDP12
JPM6LDP9
JPMBB 2013-C15
JPMBB 2013-C17
JPMC 2001 CIBC3
JPMC 2002 C1
JPMC 2002 C2
JPMC 2002 CIBC5
JPMC 2003-C1
JPMC 2003 CIBC6
JPMC03LN1
JPMC 2003 ML1
JPMC04-CIBC9
JPMC 2005 LDP1
JPMC 2005 LDP1
JPMC 2005-LDP2
JPMC 2006-LDP7
JPMC 2006-LDP9
JPMCC 2007-LDP10
JPMCC 2007-LDP11
JPMCC 2012-C6
JPMC 2012-CIBX
JPMCC 2013-C16
LB 1998 C4
LB 1999 C1
LB 1999 C2
LB-UBS 2003-C1
LB-UBS 2003-C3
LB-UBS 2003 C5
LB-UBS 2003 C7
LB UBS 2003 C8
LB UBS 2004 C1
LB UBS 2004 C4
LB UBS 2004 C6
LB UBS 2004 C7
LB UBS 2004 C8
LB UBS 2005 C1
LBUBS05C2
LBUBS05C3
LB-UBS 2005 C5
LB-UBS 2005 C7
LB-UBS 2006 C1
LB-UBS 2006 C3
LB UBS 2006-C4
LB UBS 2006-C6


(page)


LB UBS 2006-C6
LB UBS 2006-C7
LB-UBS 2007-C2
LB-UBS 2007-C6
LB-UBS 2007-C7
LB UBS 2008-C1
LB UBS 2000 C3
LB UBS 2000 C5
LB UBS 2001 C2
LB UBS 2001 C3
LB UBS 2002 C1
LB UBS 2002 C2
LB UBS 2002 C4
LB UBS 2002 C7
MAIDEN 2008-1
MEZZ CAP 2004-C1
MEZZ CAP 2004-C2
MEZZ CAP 2005-C3
MEZZ CAP 2006-C4
MEZZ CAP 2007-C5
MDC01TP5
MDC02TP7
ML 1997-C2
ML 1998-C3
MERRILL LYNCH 1998 C2
ML-CFC 2006-1
ML-CFC 2006-2
MLCFC06-4
MLCFC07-5
ML-CFC 2007-6
MLCFC07-6
ML-CFC 2007-7
MLCFC07-8
MLCFC07-9
MLFT2006-1
MERRILL LYNCH 1996 C2
MLMT 2002 MWl
MLMT 2005-CK11
MLMT06C1
MLMT 2006-C2
MLMT07C1
MERRILL LYNCH 2008-C1
MS01TOP1
MS03TOP11
MS04TOP13
MS04TOP15
MS05TOP17
MS05TOP19
MS06TOP21
MS06TOP23
MS07TOP25
MS07TOP27
MS07TOP27 AW34 (NONPOOLED)
MS08TOP29
MS2000LIFE1
MS2000PRIN
MORGAN STANLEY BAML 2012-C6
MSBAM 2013-C11
MSBAM 2013-C12
MSBAM 2013-C13
MSBAM 2013-C8
MSC04HQ4
MORGAN STANLEY 2005-HQ5
MSC05HQ6
MSC05HQ7
MSC05HQ7
MSC06HQ10
MSC061Q11
MSC07HQ12
MSC07IQ13
MSC07IQ14
MSC07IQ16
MORGAN STANLEY 2011-C3
MSC98WF2
MSC99WF1
MSCI03IQ6
MSCI04HQ3
MSCI04IQ7
MSCI04IQ8
MSCI05IQ9
MSCI06HQ8
MSCI06HQ9
MSCI06TOP21 (NONPOOLED)
MORGAN STANLEY 2007-HQ13
MSCI2007IQ16
MSD00LIFE2
MSD01TP3
MSDW03HQ2
MSDW03TOP9
NORTHSTAR 2013-1 (CLO)
PCMT03PWR1
RBS 2010-MB1
RITE AID 1999-1
RESOURCE 2013-CRE1
TIAA 2007-C4
UBS 2012-C1
UBS-BARCLAYS 2012-C2
UBS-BARCLAYS 2012-C4
UBS-CITIGROUP 2011-C1
WACHOVIA 2002 C1
WACHOVIA 2002 C2
WACHOVIA 2003 C3
WACHOVIA 2003-C4
WACHOVIA 2003-C5
WACHOVIA 2003-C6
WACHOVIA 2003-C7
WACHOVIA 2003-C8
WACHOVIA 2003-C9
WACHOVIA 2004 C10
WACHOVIA 2004 C11
WACHOVIA 2004-C12
WACHOVIA 2004 C14
WACHOVIA 2004 C15
WACHOVIA 2005-C16
WACHOVIA 2005 C17
WACHOVIA 2005-C18
WACHOVIA 2005-C19
WACHOVIA 2005-C20
WACHOVIA 2005-C21
WACHOVIA 2005-C22
WACHOVIA 2006-C23
WACHOVIA 2006-C24
WACHOVIA 2006-C25
WACHOVIA 2006-C25
WACHOVIA 2006-C26
WACHOVIA 2006-C27
WACHOVIA 2006-C27
WACHOVIA 2006-C28
WACHOVIA 2006-C29
WACHOVIA 2007-C30
WACHOVIA 2007-C31
WACHOVIA 2007-C32
WACHOVIA 2007-C32
WACHOVIA 2007-C33
WACHOVIA 2007-C34
WFCM10C1
WFCM 2012-LC5
WFCM 2013-LC12
WFRBS11C2
WFRBS 2011-C3
WFRBS 2011-C3
WFRBS11C4
WFRBS 2011-C5
WFRBS 2012-C10
WFRBS 2012-C6
WFRBS 2012-C7
WFRBS 2012-C8
WFRBS 2012-C9
WFRBS 2013-C11
WFRBS 2013-C12
WFRBS 2013-C13
WFRBS 2013-C14
WFRBS 2013-C15
WFRBS 2013-C16
WFRBS 2013-C17
WFRBS 2013-C18


(page)


WFRBS 2013-UBS1
FANNIE MAE WS
CAPLEASE CDO 2005-1
CONCORD REAL ESTATE CDO 2006-1
CAPITAL SOURCE RELT 2006-A
MARATHON REAL ESTATE CDO 2006-1
NEWCASTLE CDO VIII
NEWCASTLE CDO IX
NORTHSTAR CDO IV LTD
NORTHSTAR CDO VI
NORTHSTAR CDO IX PRIMARY (MEMORIAL MALL)
NORTHSTAR CDO IX PRIMARY (MEMORIAL MALL)
NORTHSTAR CDO VIII
RESOURCE REAL ESTATE FUNDING CDO 2006-1
RESOURCE REF CDO 2007-1
WACHOVIA CRE CDO 2006-1
RBS CITIZENS
WORLD SAVINGS INTERNAL
CREST 2003-2
MORGAN GUARANTY TRUST CO. OF NY
NATIONWIDE LIFE INSURANCE COMPANY
ACM TRAFFORD V LLC WAREHOUSE
ARCHETYPE & BARCLAYS REPO
DEXIA REAL ESTATE PORTFOLIO
ALABAMASAVES WAREHOUSE
BANCORP BANK WAREHOUSE
BARCLAYS WAREHOUSE
BASIS RE CAPITAL II (REPO)
BB&T WAREHOUSE
BICOASTAL (A BLACKSTONE CREDIT FACILITY)
BISHOPSGATE PARTICIPANTS (GBP) 003
BLACKSTONE (BRE/MWT)
BANK OF AMERICA WAREHOUSE
BREDS LOAN CAPITAL IV REPO WAREHOUSE
BREDS EHY REPO WAREHOUSE
BREDS LOAN CAPITAL II REPO WAREHOUSE
BREDS LOAN CAPITAL REPO WAREHOUSE
BREDS SOCGEN WAREHOUSE
RIVER MARKET BROE WAREHOUSE
BMC MORTGAGES VI
BUCHANAN MORTGAGE CAPITAL
BUCKINGHAM
CANTOR CRE LENDING LP
CAPITAL LEASE WAREHOUSE-398 & 526
CF BRANCH WAREHOUSE
CITIGROUP GLOBAL MARKETS REALTY CORP
FIVE MILE WAREHOUSE
MC FIVE MILE SPE B LLC (COLUMN REPO)
WACHOVIA RED - TAX CREDIT
WACHOVIA RED - TAX CREDIT
GERMAN AMERICAN CAPITAL CORPORATION WARE
GREENWICH CAPITAL FINANCIAL PRODUCTS INC
H2 WAREHOUSE 2013
JLC WAREHOUSE IV LLC (DEUTSCHE REPO)
JP MORGAN CHASE
KEARNY CREDIT FACILITY WAREHOUSE
LADDER DEUTSCHE REPO
LADDER JPM REPO
LADDER MET LIFE REPO
LADDER CAPITAL LLC REPO
LEHMAN BROTHERS WAREHOUSE
LEHMAN BROTHERS WAREHOUSE
LIBREMAX WAREHOUSE
LOANCORE (JEFFERIES) WAREHOUSE
LONESTAR (RELIUS) WAREHOUSE 2013
MACQUARIE WAREHOUSE
MODERN BANK, N.A.
MORGAN STANLEY
MORGAN STANLEY
NORTHSTAR-DB REPO WAREHOUSE (NRFC)
NORTHSTAR-DORAL WAREHOUSE (NRFC)
NRFC REPO WAREHOUSE
NORTHSTAR-DB REPO WAREHOUSE (NSINCOME)
NORTHSTAR-DORAL WAREHOUSE (NSREIT)
NORTHSTAR WAREHOUSE
NXT CAPITAL FUNDING II, LLC
OWS I ACQUISITIONS, LLC WH
OWS I ACQUISITIONS, LLC WH
ONE WILLIAM STREET CAP MASTER FUND WH
OWS COF I MASTER WH
OWS CREDIT OPPORTUNITY I WH
PRIME FINANCE PARTNERS III, LP
PFP III SUB I, LLC
PRIME AND METLIFE REPO
PFP III SUB I, LLC
PIMCO (TOCU I LLC)
PIMCO (GCCU I LLC)
PRIME FINANCE PARTNERS II, L.P.
PRIME REPO WITH METLIFE
PRIME REPO WITH U.S. BANK
RAITH WAREHOUSE
RBS WAREHOUSE
RESOURCE CAPITAL REPO WAREHOUSE


(PAGE)


REXFORD INDUSTRIAL FUND V LP WAREHOUSE
RIALTO REPO WITH WF
RIALTO WAREHOUSE 2013
RLJ III-FINANCE HOLDINGS, LLC
ROCKWOOD (375 PARK) WAREHOUSE
SAP FUNDING, LLC
SAS WAREHOUSE 2013 (H2)
SL GREEN REALTY CORP/GRAMERCY
SL GREEN -JPM REPO
SL GREEN WAREHOUSE
SQUARE MILE/RAM ACQ, LLC
STARWOOD AND CITI REP
STARWOOD CITI REPO SUB 6
STARWOOD MORTGAGE CAPITAL WAREHOUSE
STARWOOD PROPERTY MORTGAGE LLC WAREHOUSE
STARWOOD PROPERTY SUB-2, L.L.C.
WACHOVIA RED - STRUCTURED FINANCE
TALOS WAREHOUSE
TEACHERS INSURANCE & ANNUITY ASSOCIATION
TRT LENDING SUBSIDIARY LLC
TRT LENDING REPO WAREHOUSE
TUEBOR WAREHOUSE (LADDER)
UBS WAREHOUSE
VALSTONE WAREHOUSE
VORNADO REALTY L.P. WAREHOUSE
WASHINGTON SUB, LLC
WBI WAREHOUSE (EUR) 007
WBI WAREHOUSE (GBP) 008
WBNA WAREHOUSE (EUR) 004
WBNA WAREHOUSE (GBP) 014
WFIL WAREHOUSE (EUR) 005
YELLOW BRICK REAL ESTATE CAPITAL I, LLC
STRATEGIC LAND JOINT VENTURE 2
ACRE 2013-FL1
BAMLL 2013-DSNY
BSB06001
CITIGROUP 2006-FL2
COMM 2006 FL12
COMM07FL14
COMM 2011-FL1
COMM 2012-FL2
COMM 2013-THL
CSFB 2006 TFL2 (TITAN)
FREMF 2012-KF01 PRIMARY ONLY
GREENWICH CCFC 2004-FL2
GREENWICH CCFC 2006-FL4
GRAND PACIFIC BUSINESS LOAN TRUST 2005-1
JPMC 2006 FL2
JPMCC 2007-FL1
LEHMAN 2006 LLF-C5
NS 2012-1
UCB07-1
WACHOVIA 2005-WHALE 6
WACHOVIA 2006-WHALE 7
WACHOVIA 2007-WHALE 8
CREXUS WAREHOUSE
MARATHON STRUCTURED FINANCE FUND LP
RESOURCE CAPITAL CORP. WAREHOUSE
ALL STATE_PPG (PARTICIPATION)
BANK OF EAST ASIA_724 FIFTH AVE(PARTICI
BANK OF TAIWAN_724 FIFTH AVE(PARTICIPAT
CIBC (WESTSHORE MALL PARTICIPATION)
IMMG (4 UNION SOUTH PARTICIPATION)
MORGAN STANLEY 2007 IQ14
PB CAPITAL (OLYMPIC TOWER PARTICIPATION)
PB REALTY_THREEFIRST (PARTICIPATION)
PEOPLE'S UNITED BANK_COLE MT AND PPG (PA
PNC BANK, N.A._SOUTHEAST RT
RAYMOND JAMES BANK (WESTSHORE MALL PARTI
SOVEREIGN BANK (4 UNION SOUTH PARTICIPA
TD BANK (OLYMPIC TOWER PARTICIPATION)
UNITED OVERSEAS BANK_724 FIFTH AVE (PART
1166 AVENUE OF AMERICAS 2005-C6
1166 AVENUE OF THE AMERICAS 2002-C5
ONE LINCOLN 2004-C3
7 WORLD TRADE CENTER 2012-WTC
AMERICOLD 2010-ART
BAMLL 2013-WBRK
BB 2013-TYSN
BB-UBS 2012-SHOW
BB-UBS 2012-TFT
TIMES SQUARE HOTEL TRUST
BWAY 2013-1515
CITIGROUP 2013-375P
CITY CENTER 2011-CCHP
CGBAM 2013-BREH
CITIGROUP 2013-SMP
CGRBS 2013-VNO5TH
COMM 2012-9W57
COMM 2012-MVP
COMM 2013-SFS
COMM 2013-WWP
ENERGY PLAZA LEASE TRUST 2002
FOUR TIMES SQUARE 2006-4TS
DOLLAR GENERAL
GSMS 2012-ALOHA
GSMS 2012-BWTR
GSMS 2012-SHOP
GSMS 2012-TMSQ


(PAGE)


GSMS 2013-KING
GSMS 2013-KYO
GOLDMAN SACHS 2005-ROCK
JPMC 2011-PLSD
JPMC 2013-ALC
LCCM2013GCP
NORTEL NETWORKS TRUST 2001-1
OBP DEPOSITOR, LLC TRUST 2010-OBP
QCMT13QC
RBSCF 2013-GSP
RBSCF 2013-SMV
SCG 2013-SRP1
VDNO 2013-PENN
VORNADO DP LLC 2010-VNO
VNO 2012-6AVE
WFCM 2013-120B
WFCM 2013-BTC
ACCOR MEZZ WAREHOUSE
NRFC WAREHOUSE (SOHO HOUSE)
1345FB2005 (COMPANION)
BSCM07TOP28 (COMPANION) 1_BALDEAGLE
BSCM07TOP28 (COMPANION) 2_STARWOOD
BSCMS05TOP20 (COMPANION)_LANDESBANK
BSCMS05TOP20 (COMPANION) 1_NYLIFE
BSCMS05TOP20 (COMPANION) 2_HARTFORDLIFE
BSCMS05TOP20 (COMPANION) 3_METLIFE
CBA-MEZZANINE CAPITAL FINANCE
COMM 2006-FL12 COMPANION
COMM07FL14 (COMPANION) 1_DEUTSCHEBANK
COMM07FL14 (COMPANION) 2_SOCIETE GENERAL
CONCORD REAL ESTATE CDO 2006-1 (CERRITOS
CRESS 2008-1 CDO_PLAZAELSEGUNDO
FUNB 2001 C2 B NOTES
FUNB 2001 C3 B NOTES
GREENWICH CCFC 05 GG5 (COMPANION)
GREENWICH CCFC 2003 C2 (COMPANION)
GOLDMAN 2006-GG6 COMPANIONS
GOLDMAN 2006-GG8 COMPANIONS
GSMSC04GG2 (COMPANION) 1_VARIABLELIFE
JPMC 2006-LDP7 COMPANION
JPMC04-CIBC9 (COMPANION)
JPMC 2005-LDP2 COMPANIONS
LEHMAN 2005-LLF C4 (COMPANIONS)
LEHMAN 2006 LLF-C5C
LBUBS 2005-C2 (COMPANION)_LEHMAN
LBUBS05C3 (COMPANION) 1_SORINRE
LBUBS05C3 (COMPANION) 2_HARTFORDAI
LBUBS05C3 (COMPANION) 3_PRIMA
LBUBS05C3 (COMPANION) 4_QUADRANTFUND
LBUBS05C3 (SENIOR MEZZ) 1_METLIFE
LBUBS05C3 (SENIOR MEZZ) 2_ING
LBUBS05C3 (SENIOR MEZZ) 3_LRP
LBUBS05C3 (SENIOR MEZZ) 4_AIBDEBT
LBUBS05C3 (SENIOR MEZZ) 5_BAYERISCHE
LB-UBS 2005-C7 COMPANION
LB-UBS 2006 C1 COMPANION
LB UBS 2006-C4 COMPANION
MLCFC07-5 (COMPANION)_LEXINGTON
MLCFC07-6 (COMPANION)_ASTAR
MLCFC07-9 (COMPANION)_NBSRE
MLFT 2006-1 (COMPANION)_CAPTRUST
MLFT 2006-1 (COMPANION)_CAPTRUST
MS06TOP23 (COMPANION)_LANDESBANK
MSC04HQ4 (COMPANION)_1_METLIFE
MSC05HQ6 (COMPANION)_PRUDENTIAL
MSC07HQ12 (COMPANION) 1_CIT
MSC07HQ12 (COMPANION) 2_DEUTSCHEAG
MSC07HQ12 (COMPANION) 3_LEM
MSCI04IQ7 (COMPANION)
MSCI06HQ8 (COMPANION)_LENDESBANK
VERTICAL CRE CDO 2006-1_ROYAL HOLIDAY
WACHOVIA 2004-C11 (COMPANION)
WACHOVIA 2005-C21 (COMPANION)
WACHOVIA 2006-C24 (COMPANION)
WACHOVIA 2006-C25 (COMPANION)
WACHOVIA 2006-C27 COMPANION
WACHOVIA 2006 WHALE 7 NON TRUST
WFCM10C1 (PARTICIPATION)_BASIS
WFRBS11C2 (PARTICIPATION)_WESTRIVER
WFRBS11C4 (COMPANION)_LIBERTYLIFE
7 WORLD TRADE CENTER 2012-WTC COMPANION
BRE SELECT HOTELS MEZZ WAREHOUSE
CITIGROUP 2006-FL2 COMPANION
CITIGROUP 2007-C6 (COMPANION)
CITIGROUP 2013-375P COMPANION
CITY CENTER 2011-CCHP COMPANION
CD 2007-CD4 COMPANION
COBALT 2007-C3 COMPANION
COMM 2010-C1 COMPANION
COMM 2013-CCRE10 COMPANION


(page)


COMM 2013-CCRE6 COMPANION
COMM2013-FL3 COMPANION
DBUBS 2011-LC1 COMPANION
FOUR TIMES SQUARE 2006-4TS COMPANION
GREENWICH CCFC 2007-GG11 COMPANION
GREENWICH CCFC 2006-FL4 COMPANION
GREENWICH CCFC 2007-GG9 COMPANION
GOLDMAN 2007-GG10 COMPANION
GSMS 2010-C2 COMPANION
GSMS 2011-GC3 COMPANION
GSMS 2011-GC5 COMPANION
GSMS 2012-GCJ7 COMPANION
GSMSC 2010-C1 COMPANION
JPMCC 2007-LDP10 COMPANION
JPMCC 2007-LDP11 COMPANION
JPMC 2006-LDP9 COMPANION
JPM 2012-CIBX COMPANION
JPMBB 2013-C15 COMPANION
JPMBB 2013-C17 COMPANION
JPMCC 2013-C16 COMPANION
LB-UBS 2006-C6 COMPANION
LB UBS 2006-C7 COMPANION
LB UBS 2007-C2 COMPANION
ML-CFC 2007-7 COMPANION
MORGAN STANLEY 2007-HQ13 COMPANION
MSBAM 2013-C11 COMPANION
MSBAM 2013-C13 COMPANION
MSBAM 2013-C8 COMPANION
MSBAM 2013-C12 COMPANION
NS 2012-1 COMPANION
RBS 2010-MB1 COMPANION
WACHOVIA 2004-C15 COMPANION
WACHOVIA 2005-C20 (COMPANION)
WACHOVIA 2006-C28 COMPANION
WACHOVIA 2007-C30 COMPANION
WACHOVIA 2007-C31 COMPANION
WACHOVIA 2007-C32 COMPANION
WACHOVIA 2007-C33 COMPANION
WACHOVIA 2007-C34 COMPANION
WACHOVIA 2007-WHALE 8 NON TRUST
WFRBS 2013-C13 COMPANION
CITIGROUP 2012-GC8 COMPANION
COMM 2013-WWP COMPANION
FII F DEBT ACCT PTE LTD
LONE STAR REPO WITH WELLS FARGO
MEZZ CAP LLC (FKA CBA MEZZ)
MEZZ CAP REIT I, INC
NBS REAL ESTATE CAPITAL WAREHOUSE
SRE FW MEZZ WAREHOUSE (RIDGMAR MEZZ)
WACHOVIA GENERAL PARTICIPANT
WEST RIVER WAREHOUSE
MSDWMC 2000-F1


(page)


APPENDIX B

APPLICABLE SERVICING CRITERIA WITH RESPECT TO THE PLATFORM

                                                                                                             INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
                             SERVICING CRITERIA                           SERVICING CRITERIA                 CRITERIA


                                                                                 Performed                            NOT
                                                                                 by Vendor(s)       Performed         performed by
                                                                                 for which          by vendor(s)      the Company
                                                                 Performed       the                for which the     or by
                                                                 Directly        Company            Company is        subservicer(s)
                                                                 by              is the             NOT the           or vendor(s)
                                                                 the             Responsible        Responsible       retained by
                                                                 Company         Party              Party             the Company
Reference          Criteria
                   General Servicing Considerations

                   Policies and procedures are instituted        X               X
                   to monitor any performance or other
                   triggers and events of default in
                   accordance with the transaction
1122(d)(1)(i)      agreements.

                   If any material servicing activities          X
                   are outsourced to third parties, policies
                   and procedures are instituted to monitor
                   the third party's performance and
                   compliance with such servicing
1122(d)(1)(ii)     activities.


                   Any requirements in the transaction                                                                X
                   agreements to maintain a back-up servicer
1122(d)(1)(iii)    for the mortgage loans are maintained.

                   A fidelity bond and errors and                X
                   omissions policy is in effect on the
                   party participating in the servicing
                   function throughout the reporting period
                   in the amount of coverage required by and
                   otherwise in accordance with the terms of
1122(d)(1)(iv)     the transaction agreements.

                   Cash Collection and Administration

                   Payments on mortgage loans are deposited      X
                   into the appropriate custodial bank
                   accounts and related bank clearing
                   accounts no more than two business days
                   following receipt, or such other number
                   of days specified in the transaction
1122(d)(2)(i)      agreements.

                   Disbursements made via wire transfer on       X
                   behalf of an obligor or to investor are
1122(d)(2)(ii)     made only by authorized personnel.

                   Advances of funds or guarantees               X
                   regarding collections, cash flows or
                   distributions, and any interest or other
                   fees charged for such advances, are made,
                   reviewed and approved as specified in
1122(d)(2)(iii)    the transaction agreements.

                   The related accounts for the                  X
                   transaction, such as cash reserve
                   accounts or accounts established as a
                   form of overcollateralization, are
1122(d)(2)(iv)     separately



(page)


                                                                                                             INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
                             SERVICING CRITERIA                           SERVICING CRITERIA                 CRITERIA

                                                                                 Performed                            NOT
                                                                                 by Vendor(s)       Performed         performed by
                                                                                 for which          by vendor(s)      the Company
                                                                 Performed       the                for which the     or by
                                                                 Directly        Company            Company is        subservicer(s)
                                                                 by              is the             NOT the           or vendor(s)
                                                                 the             Responsible        Responsible       retained by
                                                                 Company         Party              Party             the Company
Reference          Criteria
                   maintained (e.g., with respect
                   to commingling of cash) as set forth in
                   the transaction agreements.

                   Each custodial account is maintained at       X
                   a federally insured depository
                   institution as set forth in the
                   transaction agreements. For purposes of
                   this criterion, "federally insured
                   depository institution" with respect to a
                   foreign financial institution means a
                   foreign financial institution that meets
                   the requirements of Rule 13k-1(b)(1)
1122(d)(2)(v)      of the Securities Exchange Act.

                   Unissued checks are safeguarded so as         X
1122(d)(2)(vi)     to prevent unauthorized access.

                   Reconciliations are prepared on a             X
                   monthly basis for all asset-backed
                   securities related bank accounts,
                   including custodial accounts and related
                   bank clearing accounts. These
                   reconciliations are (A)
                   mathematically accurate; (B) prepared
                   within 30 calendar days after the bank
                   statement cutoff date, or such other
                   number of days specified in the
                   transaction agreements; (C) reviewed
                   and approved by someone other than the
                   person who prepared the reconciliation;
                   and (D) contain explanations for
                   reconciling items. These reconciling items
                   are resolved within 90 calendar days of
                   their original identification, or such
                   other number of days specified in the
1122(d)(2)(vii)    transaction agreements.

                   Investor Remittances and Reporting

                   Reports to investors, including those         X               X
                   to be filed with the Commission, are
                   maintained in accordance with the
                   transaction agreements and applicable
                   Commission requirements. Specifically,
                   such reports (A) are prepared in accordance
                   with timeframes and other terms set forth
1122(d)(3)(i)(A)   in the transaction agreements;

                   (B) provide information calculated in                                                              X
                   accordance with the terms specified in
1122(d)(3)(i)(B)   the transaction agreements;

                   (C) are filed with the Commission as                                                               X
1122(d)(3)(i)(C)   required by its rules and regulations;




(page)


                                                                                                             INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
                             SERVICING CRITERIA                           SERVICING CRITERIA                 CRITERIA


                                                                                 Performed                            NOT
                                                                                 by Vendor(s)       Performed         performed by
                                                                                 for which          by vendor(s)      the Company
                                                                 Performed       the                for which the     or by
                                                                 Directly        Company            Company is        subservicer(s)
                                                                 by              is the             NOT the           or vendor(s)
                                                                 the             Responsible        Responsible       retained by
                                                                 Company         Party              Party             the Company
Reference          Criteria

                   (D) agree with the investors' or trustee's                                                         X
                   records as to the total unpaid principal
                   balance and number of mortgage loans
1122(d)(3)(i)(D)   serviced by the Servicer.

                   Amounts due to investors are allocated                                                             X
                   and remitted in accordance with
                   timeframes, distribution priority and
                   other terms set forth in the transaction
1122(d)(3)(ii)     agreements.

                   Disbursements made to an investor are                                                              X
                   posted within two business days to the
                   Servicer's investor records, or such other
                   number of days specified in the transaction
1122(d)(3)(iii)    agreements

                   Amounts remitted to investors per the                                                              X
                   investor reports agree with cancelled
                   checks, or other form of payment, or
1122(d)(3)(iv)     custodial bank statements.

                   Pool Asset Administration

                   Collateral or security on mortgage loans      X               X
                   is maintained as required by the
                   transaction agreements or related
1122(d)(4)(i)      mortgage loan documents.

                   Mortgage loan and related documents are       X
                   safeguarded as required by the
1122(d)(4)(ii)     transaction agreements

                   Any additions, removals or substitutions      X(1)
                   to the asset pool are made, reviewed
                   and approved in accordance with
                   any conditions or requirements in the
1122(d)(4)(iii)    transaction agreements.

                   Payments on mortgage loans, including any     X
                   payoffs, made in accordance with related
                   [pool asset] documents are posted to the
                   Servicer's obligor records maintained no
                   more than two business days after
                   receipt, or such other number of days
                   specified in the transaction agreements,
                   and allocated to principal, interest or
                   other items (e.g., escrow) in accordance
1122(d)(4)(iv)     with the related mortgage loan documents.

                   The Servicer's records regarding the          X
                   mortgage loans agree with the Servicer's
                   records with respect to an obligor's
1122(d)(4)(v)      unpaid principal balance.





(page)


                                                                                                             INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
                             SERVICING CRITERIA                           SERVICING CRITERIA                 CRITERIA


                                                                                 Performed                            NOT
                                                                                 by Vendor(s)       Performed         performed by
                                                                                 for which          by vendor(s)      the Company
                                                                 Performed       the                for which the     or by
                                                                 Directly        Company            Company is        subservicer(s)
                                                                 by              is the             NOT the           or vendor(s)
                                                                 the             Responsible        Responsible       retained by
                                                                 Company         Party              Party             the Company
Reference          Criteria

                   Changes with respect to the terms or          X               X
                   status of an obligor's mortgage loans
                   (e.g., loan modifications or re-agings)
                   are made, reviewed and approved by
                   authorized personnel in accordance
                   with the transaction agreements and
1122(d)(4)(vi)     related pool asset documents.

                   Loss mitigation or recovery actions           X
                   (e.g., forbearance plans, modifications
                   and deeds in lieu of foreclosure,
                   foreclosures and repossessions, as
                   applicable) are initiated, conducted and
                   concluded in accordance with the
                   timeframes or other requirements
                   established by the transaction
1122(d)(4)(vii)    agreements.

                   Records documenting collection efforts        X
                   are maintained during the period a mortgage
                   loan is delinquent in accordance with
                   the transaction agreements. Such records
                   are maintained on at least a monthly
                   basis, or such other period specified in
                   the transaction agreements, and describe
                   the entity's activities in monitoring
                   delinquent mortgage loans including, for
                   example, phone calls, letters and payment
                   rescheduling plans in cases where
                   delinquency is deemed temporary (e.g.,
1122(d)(4)(viii)   illness or unemployment).

                   Adjustments to interest rates or rates        X
                   of return for mortgage loans with variable
                   rates are computed based on the related
1122(d)(4)(ix)     mortgage loan documents.

                   Regarding any funds held in trust for         X
                   an obligor (such as escrow accounts): (A)
                   such funds are analyzed, in accordance
                   with the obligor's mortgage loan documents,
                   on at least an annual basis, or such
                   other period specified in the transaction
1122(d)(4)(x)(A)   agreements;

                   (B) interest on such funds is                 X
                   paid, or credited, to obligors in
                   accordance with applicable mortgage
1122(d)(4)(x)(B)   loan documents and state laws;

                   (C) such funds are returned to the obligor    X
                   within 30 calendar days of full repayment
                   of the related mortgage loans, or such
                   other number of days specified in the
1122(d)(4)(x)(C)   transaction agreements.



(page)


                                                                                                             INAPPLICABLE
                                                                          APPLICABLE                         SERVICING
                             SERVICING CRITERIA                           SERVICING CRITERIA                 CRITERIA


                                                                                 Performed                            NOT
                                                                                 by Vendor(s)       Performed         performed by
                                                                                 for which          by vendor(s)      the Company
                                                                 Performed       the                for which the     or by
                                                                 Directly        Company            Company is        subservicer(s)
                                                                 by              is the             NOT the           or vendor(s)
                                                                 the             Responsible        Responsible       retained by
                                                                 Company         Party              Party             the Company
Reference          Criteria

                   Payments made on behalf of an obligor         X                                  X(2)
                   (such as tax or insurance payments) are
                   made on or before the related penalty or
                   expiration dates, as indicated on the
                   appropriate bills or notices for such
                   payments, provided that such support has
                   been received by the Servicer at least 30
                   calendar days prior to these dates, or
                   such other number of days specified in
1122(d)(4)(xi)     the transaction agreements.

                   Any late payment penalties in connection      X                                  X(2)
                   with any payment to be made on behalf
                   of an obligor are paid from the
                   Servicer's funds and not charged to the
                   obligor, unless the late payment was due
1122(d)(4)(xii)    to the obligor's error or omission.

                   Disbursements made on behalf of an            X
                   obligor are posted within two business
                   days to the obligor's records maintained
                   by the Servicer, or such other number of
                   days specified in the transaction
1122(d)(4)(xiii)   agreements.

                   Delinquencies, charge-offs and                X
                   uncollectible accounts are recognized and
                   recorded in accordance with the
1122(d)(4)(xiv)    transaction agreements.

                   Any external enhancement or other                                                                  X
                   support, identified in Item
                   1114(a)(1) through (3) or Item 1115 of
                   Regulation AB, is maintained as set
1122(d)(4)(xv)     forth in the transaction agreements.




(1) There were no activities performed during the year ended December 31, 2012 with respect to the
    Platform, because there were no occurences of events that would require the Company to perform such activities.
(2) The vendors, CoreLogic, Inc. and National Tax Search, LLC, provided separate Reg. AB 1122(d)
    attestations for their tax payment activities as they relate to criteria 1122(d)(4)(xi) and (xii).
